UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ProPetro Holding Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROPETRO HOLDING CORP. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 14, 2019 To be held at 2518 FM 307, Midland, Texas 79706 This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at www.viewproxy.com/propetro/2019. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 6, 2019 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. Directions to the ProPetro Holding Corp. Annual Meeting of Stockholders are available at [ ]. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to www.viewproxy.com/propetro/2019. Have the 11 digit control number available when you access the website and follow the instructions. INTERNET If requesting your proxy materials by phone, call 877-777-2857 TOLL FREE. Have the 11 digit control number available when you call. TELEPHONE requests@viewproxy.com * If requesting your proxy materials by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. E-MAIL You must use the 11 digit control number located in the box below. CONTROL NO. To the Stockholders of PROPETRO HOLDING CORP. Notice is hereby given that the Annual Meeting of Stockholders of ProPetro Holding Corp. (the “Company”) will be held on June 14, 2019 at 9:00 a.m. Central Time at 2518 FM 307, Midland, Texas 79706 for the following purposes: 1. Election of Directors. (01) Dale Redman(02) Spencer D. Armour, III(03) Steven Beal(04) Mark S. Berg (05) Anthony Best (06) Pryor Blackwell (07) Alan E. Douglas(08) Royce W. Mitchell (09) Jack B. Moore 2. To approve an amendment of the Company’s Certificate of Incorporation to remove inoperative provisions related to the Company’s former majority stockholder. 3. To approve an amendment of the Company’s Certificate of Incorporation to remove the supermajority voting requirement for stockholders to amend the Company’s Bylaws. 4. To approve an amendment of the Company’s Certificate of Incorporation to remove the supermajority voting requirement for stockholders to amend the Company’s Certificate of Incorporation. 5. To approve, on a non-binding, advisory basis, the Company’s named executive officer compensation. 6. To approve an advisory vote on the frequency of future advisory votes on executive compensation. 7. To ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The Board of Directors recommends a vote “FOR” the election of all of the director nominees listed in Proposal 1, “FOR” Proposals 2, 3, 4, 5, and 7 and “ONE YEAR” for Proposal 6.

PROPETRO HOLDING CORP. 2518 FM 307, Midland, Texas 79706 The following proxy materials are available to you for review at: www.viewproxy.com/propetro/2019 Proxy Statement 2018 Annual Report to Stockholders ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Materials On The Internet You Will Be Asked To Follow The Prompts To Vote Your Shares Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/propetro/2019 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.